SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549



                               FORM 8-K


                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

                            March 10, 1997
                  (Date of earliest event reported)



                       HOMESTAKE MINING COMPANY
        (exact name of Registrant as specified in its charter)


Delaware                            1-8736                 94108-2788
(State or other jurisdiction of   (Commission            (I.R.S. Employer
Incorporation or organization)    File Number)          Identification No.)


650 California Street                                      94108-2788
San Francisco, California                                  (Zip Code)

(Address of principal executive office)



Registrant's telephone number, including area code:   (415) 981-8150

              Exhibit index is on page 4 of this filing




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Item 5.  Other Events.

          On March 10, 1997, Homestake Mining Company ("Homestake") issued a Press Release announcing that Santa Fe Pacific Gold Corporation has terminated its previously announced merger agreement with Homestake and, as a result, has paid Homestake a $65 million break-up fee. A copy of the text of Homestake's Press Release is attached as Exhibit 99.1, and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.


Exhibit 99.1 -  Text of Press Release issued by Homestake on
                March 10, 1997.




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                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HOMESTAKE MINING COMPANY,



                                    By:  /S/ GENE G. ELAM
                                         ------------------------------
                                         Name:  Gene G. Elam
                                         Title: Vice President,
                                                Finance and Chief
                                                Financial Officer

DATED: March 10, 1997


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                            EXHIBIT INDEX

Exhibit 99.1 - Text of Press Release issued by Homestake on
               March 10, 1997.